UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): March 29, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-4 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-4, Asset-Backed Certificates, Series 2007-4)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-05	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events.

Item 8.01. Other Events.

On March 29, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company National Trust Company, as trustee and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4 (the “Certificates”), issued in fifteen classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of March 1, 2007 of $967,098,300 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of March 27, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co. The Trust Agreement is annexed hereto as Exhibit 99.1.

On March 29, 2007, GSAA Home Equity Trust 2007-4 (the “Trust”) entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the “Swap Agreement”), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wachovia Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among Wachovia Mortgage Corporation, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wachovia Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On March 29, 2007, GS Mortgage Securities Corp., entered into an Assignment, Assumption and Recognition Agreement (the “Wachovia Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company National Trust Company and Wells Fargo Bank, National Association Bank, National Association. The Wachovia Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The GreenPoint Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The GreenPoint Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.9.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.10.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “IndyMac Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among IndyMac Bank, F.S.B., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The IndyMac Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.11.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “IndyMac Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., IndyMac Bank, F.S.B., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The IndyMac Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.12.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “National City Step 1 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among National City Mortgage Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The NatCity Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.13.

On March 29, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “NatCity Step 2 Assignment, Assumption and Recognition Agreement”) dated as of March 29, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The NatCity Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.14.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of March 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, U.S. Bank National Association and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Interest Rate Swap Agreement, dated as of March 29, 2007, between GSAA Home Equity Trust 2007-4 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wachovia Mortgage Corporation.

Exhibit 99.4
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp, Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.5	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.6
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.7	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.8
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.9	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.10
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.11	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and IndyMac Bank, F.S.B.

Exhibit 99.12
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., IndyMac Bank, F.S.B., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.13	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.

Exhibit 99.14
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 13, 2007

GS MORTGAGE SECURITIES CORP.

By:  /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Master Servicing and Trust Agreement, dated as of March 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company as trustee and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.
E
99.2	Interest Rate Swap Agreement, dated as of March 29, 2007, between GSAA Home Equity Trust 2007-4 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.	E
99.3	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wachovia Mortgage Corporation.	E
99.4
Assignment, Assumption and Recognition Agreement, dated as  of March 29, 2007, among GS Mortgage Securities Corp, Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E
99.5	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Avelo, Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E
99.6
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E
99.7	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.	E

99.8
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E
99.9	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E
99.10
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E
99.11	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and IndyMac Bank, F.S.B.	E
99.12
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., IndyMac Bank, F.S.B., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E
99.13	Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.	E
99.14
Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E